UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2026

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 20, 2026, Tharimmune, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Clear Street LLC, as the sole underwriter (the “Underwriter”), relating to an underwritten registered offering to a single institutional investor (the “Offering”) of (i) 1,800,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $2.9200 (the “Offering Price”), and (ii) certain pre-funded warrants (the “Pre-Funded Warrants”), at an offering price of Offering Price less $0.0001 per Pre-Funded Warrant, to purchase up to 17,000,000 shares of Common Stock.

The Underwriter has agreed to purchase (i) the shares of Common Stock from the Company at a price of $2.8032 per share and (ii) the Pre-Funded Warrants at a price of $2.8031 per warrant. The gross proceeds to the Company from this offering are expected to be approximately $55 million, before deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the proceeds from this offering primarily for continued expansion and development of its Canton-centric digital asset treasury strategy, as well as with working capital for general corporate purposes.

The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-292648), including the prospectus included therein, previously filed with the Securities and Exchange Commission (the “SEC”) and which became effective on January 16, 2026, and a prospectus supplement and the accompanying prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pre-Funded Warrants

Each Pre-Funded Warrant will have an exercise price of $0.0001 per share of Common Stock, will be immediately exercisable on the date of issuance and will not expire. Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant, which, upon giving effect to such exercise, would cause a holder (together with its affiliates) to own more than a specified beneficial ownership limitation of either 4.99% (as selected by such holder prior to the issuance of the Pre-Funded Warrant) of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 19.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice is delivered to the Company.

The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant will be subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

In the event of certain fundamental transactions (as described in the Pre-Funded Warrants), a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or property that such holder would have received had they exercised in full the Pre-Funded Warrants immediately prior to such fundamental transaction without regard to any limitations on exercise contained in the Pre-Funded Warrants.

The foregoing description of the Pre-Funded Warrants is not complete and is qualified in its entirety by reference to the full text of the Form Pre-Funded Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

ATM Program Sales

As previously disclosed, on November 6, 2025, the Company entered into an ATM Sales Agreement (the “Sales Agreement”), by and among the Company, Clear Street LLC (“Clear Street”) and President Street Global, LLC (“President Street”, and with Clear Street, each an “Agent”) in relation to the offer and sale of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $64,910,161 from time to time, through an “at the market offering” as defined in Rule 415 under the Securities Act (the “ATM Program”). On December 3, 2025, President Street provided a notice pursuant to the Sales Agreement to terminate its role as an Agent. As of January 16, 2026, the Company received $7,147,829 in gross offering proceeds pursuant to the ATM Program.

Press Release

On January 22, 2026, the Company issued a press release announcing the closing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the press releases contain forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K and the press releases are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated January 20, 2026, by and among Tharimmune, Inc. and Clear Street LLC
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Reed Smith LLP
23.1	Consent of Reed Smith LLP (included in Exhibit 5.1)
99.1	Press Release, dated January 22, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2026	Tharimmune, Inc.

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer

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